UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): September 10, 2019

NESCO HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38186	84-2531628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6714 Pointe Inverness Way, Suite 220 Fort Wayne, Indiana		46804
(Address of principal executive offices)		(Zip code)
(800) 252-0043
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, $0.0001 par value	NSCO	New York Stock Exchange
Redeemable warrants, exercisable for Common Stock, $0.0001 par value	NSCO WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.
Marcum, LLP (“Marcum”) served as the independent registered public accounting firm for Capitol Investment Corp. IV ("Capitol") (and its subsidiaries) from its inception through September 10, 2019. Deloitte & Touche LLP (“Deloitte”) served as the independent registered public accounting firm for Nesco Holdings I, Inc. prior to the Closing (as defined below). In connection with the consummation of initial business combination of Nesco Holdings, Inc. (“Nesco”) on July 31, 2019 (the "Closing"), Deloitte became the independent registered public accounting firm for Nesco effective September 10, 2019. The decision for Nesco to engage Deloitte following the Closing was made by the board of directors of Nesco because the historical financial statements of Nesco Holdings I, Inc. became the historical financial statements of Nesco following the Closing.
Marcum’s report on Capitol’s financial statements as of December 31, 2018 and 2017 and for the year ended December 31, 2018, and for the period from May 1, 2017 (inception) through December 31, 2017, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the period of Marcum’s engagement by Capitol, and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.
During the period from May 1, 2017 (Capitol’s inception) through December 31, 2018, and the subsequent interim period preceding the engagement of Deloitte, Capitol did not consult Deloitte regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Capitol’s financial statements, and either a written report was provided to Nesco or oral advice was provided that Deloitte concluded was an important factor considered by Nesco in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).
Nesco provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Report and requested that Marcum furnish a letter addressed to the Commission, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum, LLP*
___________________

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 11, 2019	Nesco Holdings, Inc.

/s/ Bruce Heinemann
Bruce Heinemann Chief Financial Officer and Secretary